united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2017

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

Annual Shareholder Letter
September 30, 2017

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all the Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

During the Reporting Period, the Fund’s Class A, C, and I shares generated cumulative total returns, without sales charges, of 25.66%, 24.68%, and 25.97%, respectively. These returns compare to the cumulative 21.94% total return of the Fund’s benchmark, the Russell 1000 Growth Index.

The majority of the Fund’s outperformance versus the benchmark was generated by our holdings in the Information Technology, Materials, and Consumer Discretionary sectors. Applied Materials (AMAT, 3.3% of the Fund), NVIDIA (NVDA, 2.7% of the Fund), Activision-Blizzard (ATVI, 4.4% of the Fund), and Electronic Arts (EA, 4.6% of the Fund) represented four of our top five performers, and all inhabit the Information Technology sector. Our single-best performer over the last year was Align Technologies (ALGN, 3.2% of the Fund), which produces clear tooth alignment devices and is a member of the Healthcare sector. Our stock selection was not as fortuitous in the Energy, Healthcare, and Industrial sectors. However, since our winners did quite well indeed and we were able to minimize the impact of our investment mistakes, the net effect was strong outperformance for the Fund compared to the Russell 1000 Growth Index.

Passive investing is all the rage these days, and inflows into index fund vehicles have surpassed those into actively-managed strategies for the last several years. We will spare you our full-throated argument in favor of active management, but suffice it to say that certain portfolio managers who rely on research, discipline, conviction and focus have historically demonstrated the ability to outperform passive indexes for long periods of time. Moreover, the more popular passive investing becomes, the more likely it is that certain securities will become inefficiently priced. Mis-priced securities are the mother’s milk of active management. Contrary to many in the business media, we expect more - not less - opportunities to be created for us by the enormous flood of capital into index funds.

Your Fund’s managers employ an unabashedly active approach to portfolio management. We focus intently on our goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index. Far from mirroring the indexes, we seek to build a diversified but focused portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsize returns over the intermediate and long term.

Our commitment to owning such a focused group of stocks dictates that we also employ strong risk management techniques. There are a lot of definitions of “risk” in our industry, but for us it is best defined as the potential for permanent loss of capital. Short-term price volatility - the daily, weekly, and monthly fluctuations in securities prices - is interesting and sometimes exciting, but these zigs and zags are ultimately meaningless to long term investors. We are willing to accept moderate amounts of volatility in the prices of our investment positions, but we work very hard to avoid exposing our investors to investment propositions which threaten permanent destruction of capital.

We have no special insight into the path the broader equity market will carve out in the coming months. Thankfully, neither does anyone else. We all look through a glass darkly when it comes to the future. That said, there are several arguments in favor of continued gains. The global economy is perking along nicely, inflation and interest rates remain low, and corporate earnings are generally healthy. We are not yet sure what the final version of tax reform will look like, but both parties seem to show interest in lowering corporate taxes and reducing the number of individual tax brackets and deductions. Our educated guess is that a bipartisan tax package of some sort will come to fruition by early 2018. These positive factors may not yet be fully “priced in” by stocks, which could leave room for a further rally.

S&P 500 P/E Ratio Blended Forward 12 Month

On the other side of the coin, bears can point to elevated valuations, widespread investor complacency, and geopolitical concerns as reasons for caution. At 19.3x forward earnings, the S&P 500’s valuation is more expensive than it has been since 2001 and is in the 84th percentile of all such values recorded since 1990. For stocks to continue to power higher in 2018, they would need to get even more expensive (as occurred between 1996 and early 2000), earnings would have to grow faster than expected, or some combination of both. But it is not fair to say that stocks are “cheap” by most measures. Investors may also be getting a little too comfortable with the false notion that stocks deliver unidirectional gains. Dating back to the first quarter of 2013, the S&P 500 has delivered gains in eighteen of the last nineteen quarters, a streak that has never occurred before since at least 1930. Markets have been so kind, for so long, that some investors may be forgetting how painful corrections can be. The political backdrop is a wildcard. Love him or hate him, President Trump is a unique politician in American history. His off-the-cuff comments, impulsive leadership style, and proclivity to be a gadfly could result in unexpected consequences domestically or with international relations. These are all valid concerns about the equity market, but as the old saying goes, “markets climb a wall of worry.” Stocks have been doing just that since the spring of 2009. Only time will tell if they will continue to do so going forward.

We are comfortable with our portfolio’s positioning in the current market environment. Our longstanding investment process results in a focused but diversified portfolio of companies with strong revenue and earnings growth characteristics. Information Technology remains our single favorite sector. Tech companies are driving transformational and disruptive innovation across the entire economy, and many are generating rapidly accelerating profit streams in the process. We have added to our exposure in the Healthcare sector via biotechnology-related companies, medical devices, and diagnostics. We think downside risks associated with health care reform are diminishing, while growth outlooks are improving, the cadence of FDA approvals is quickening, and valuations remain attractive.

Over the past several months, we have noted some nascent signs of inflation in wages, industrial prices, and a variety of commodities. This, combined with a bit of firmness in interest rates, makes us optimistic that some modest reflation could be afoot. Accordingly, we have been adding some more cyclically-oriented exposure to our portfolio within in the Financials, Industrials, and Materials sectors.

800.966.4596 | www.jagcapm.com

The ~~Good~~ Slow Old Days

Many of us are lucky enough to have fond memories of times gone by, family members who have passed away, the street we grew up on, our school experiences, childhood friends, etc. However, as Mark Twain noted in The Innocents Abroad, we tend to view the past through rose-colored glasses. This is true of both our personal memories and of the way we think about history. An unvarnished and honest look at our collective past reveals that the “good old days” were never unblemished. In fact, virtually all aspects of human life are objectively better today than they were decades or centuries ago.

“Schoolboy days are no happier than the days of afterlife, but we look back upon them regretfully because we have forgotten our punishments at school and how we grieved when our marbles were lost and our kites destroyed – because we have forgotten all the sorrows and privations of the canonized ethic and remember only its orchard robberies, its wooden-sword pageants, and its fishing holidays.”
Mark Twain, The Innocents Abroad

Consider the amazing progress we have made in just the last 100 years. Life expectancy in the U.S. has increased from roughly 54 years in 1917 to more than 78 years. We still wrestle with ethnic and gender discrimination, but most of us would agree that civil and employment rights are vastly more equitable today than they were even 50 years ago. Voting rights in the developed world are now available to all adult citizens, not just members of privileged classes. Hunger and poverty are still too prevalent, but according to metadata collected by OurWorldinData.org, the percentage of the world’s population living in extreme poverty has declined from more than 65% to less than 10% in 2015. More broadly, there have been innumerable advances in our general quality of life since the early 1900s. These include radically better workplace safety conditions, the existence of a social safety net for the elderly and disabled among us, broad access to cheap and fast means of travel via automobiles and aircraft, and wide access to computers and information via the internet. Humans will never run out of problems to solve, but as a species we specialize in continuous improvement. Betting against the continuation of this trend is almost certainly a losing proposition.

Share Of The World Population Living In Absolute Poverty, 1820-2015

All data are adjusted for inflation over time and for price differences between countries (PPP adjustment)

800.966.4596 | www.jagcapm.com

The “good old days” may or may not have been really great, but they were certainly slower. The speed with which new inventions become essential parts of our lives has accelerated dramatically over the past century. As the infographic below shows, it took more than six decades for automobiles to reach 50 million users. It is almost impossible for us to imagine modern life without the telephone or electricity, and yet it took each of those inventions more than 40 years to become commonplace. By way of contrast, the modern internet exploded to 50 million users in only seven years, and Facebook got there in only three years.

Technology Adoption by Households in the United States

Technology adoption rates, measured as the percentage of households in the United States owning, or the adoption rates of, a particular technology.

800.966.4596 | www.jagcapm.com

Another way to look at the quickening pace of innovation is to consider the length of time it has historically taken for a new technology to be adopted by a large percentage of the population. The chart on page three does just that, on a time scale extending back to 1903. Notice how the colored lines become more vertical as the dates get closer to the present day. This means new technologies are growing from birth to mass scale more quickly today than they had in the past. The explosion of social media (i.e. Facebook, Twitter, Instagram, etc.) is a striking and recent case in point. Social media began with an essentially 0% adoption rate in the mid-2000’s, but grew to be embraced by more than 60% of the U.S. population in less than a decade. Along its astonishingly short path from concept to commonplace, the industry has created hundreds of billions of dollars of shareholder wealth and hundreds of thousands of jobs.

As famed Austrian-American economist Joseph Schumpeter once declared that “… the heart of capitalism is creative destruction.” He elaborated on this statement by noting that “… Capitalist economy is not and cannot be stationary. Nor is it merely expanding in a steady manner. It is incessantly being revolutionized from within by new enterprise…” We think Schumpeter was dead-on, and we also believe that the process of creative destruction is happening faster today than ever before. Indeed, thanks to the power of technology, it appears to be accelerating.

The consumer is ultimately the big winner in the system Schumpeter described. Free market innovation forces companies to compete aggressively for our dollars, which ultimately pushes the market to provide us with better products and services at better prices. The picture is mixed for shareholders. Ever-faster cycles of creative destruction will allow some companies to create enormous wealth for their owners over shorter timeframes. On the other hand, many companies will be unable to compete effectively in this new world, leaving them and their shareholders by the wayside. Investors and their advisors should be aware of the shifting – and sometimes cruel – winds of innovation. We are not sure it has ever been advisable for investors to buy and hold a few individual stocks “forever,” but it probably is not a good idea at all in 2017. We think stock investors should consider being more diversified – and nimbler – today than in the past.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

4982-NLD-10/18/2017

800.966.4596 | www.jagcapm.com

Disclosures

These comments were prepared by Norm Conley, an investment advisor representative of JAG Capital Management, LLC, an SEC registered investment advisor. The information herein was obtained from various sources believed to be reliable; however, we do not guarantee its accuracy or completeness. The information in this report is given as of the date indicated. We assume no obligation to update this information, or to advise on further developments relating to securities discussed in this report. Opinions expressed are those of the advisor listed above as of the date of this report and are subject to change without notice. Opinions of individual representatives may not be those of the Firm. Additional information is available upon request.

The information contained in this document is prepared for general circulation and is circulated for general information only. It does not address specific investment objectives, or the financial situation and the particular needs of any recipient. Investors should not attempt to make investment decisions solely based on the information contained in this communication as it does not offer enough information to make such decisions and may not be suitable for your personal financial circumstances. You should consult with your financial professional prior to making such decisions. For institutional investors: J.A. Glynn Investments, LLC, and JAG Capital Management, LLC, both have a reasonable basis to believe that you are capable of evaluating investment risks independently, both in general and with regard to particular transactions or strategies. For institutions who disagree with this statement, please contact us immediately.

PAST PERFORMANCE SHOULD NOT BE CONSIDERED INDICATIVE OF FUTURE PERFORMANCE. ANY INVESTMENT CONTAINS RISK INCLUDING THE RISK OF TOTAL LOSS.

This document does not constitute an offer, or an invitation to make an offer, to buy or sell any securities discussed herein. J.A. Glynn & Co., JAG Capital Management, LLC, and its affiliates, directors, officers, employees, employee benefit programs and discretionary client accounts may have a position in any securities listed herein.

9841 Clayton Road | St. Louis, MO 63124
800.966.4596 www.jagcapm.com
Securities offered through JA Glynn Investments LLC, Member FINRA and SIPC

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for each of the periods ended September 30, 2017, compared to its benchmark:

		3 Year Return	5 Year Return	Since Inception(a)
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Class A	25.66%	13.84%	14.52%	15.63%
Class A with 5.75% load	18.40%	11.60%	13.17%	14.45%
Class C	24.68%	12.98%	13.66%	14.74%
Class I	25.97%	14.12%	14.82%	15.91%
Russell 1000 Growth Total Return Index(b)	21.94%	12.69%	15.26%	16.25%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through April 30, 2018, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.71%, 2.46%, and 1.46% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Comparison of the Change in Value of a $250,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	22.8%
Internet	10.8%
Semiconductors	10.3%
Healthcare-Products	7.5%
Biotechnology	6.9%
Commercial Services	4.4%
Beverages	4.0%
Chemicals	4.0%
Banks	3.9%
Electronics	3.7%
Other / Cash & Cash Equivalents	21.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Shares		Fair Value

	COMMON STOCKS - 99.2%
	AUTO MANUFACTURERS - 3.3%
26,010	PACCAR, Inc.	$1,881,563

	BANKS - 3.9%
28,510	Morgan Stanley & Co.	1,373,327
55,585	Regions Financial Corp.	846,560
		2,219,887
	BEVERAGES - 4.0%
41,320	Monster Beverage Corp. *	2,282,930

	BIOTECHNOLOGY - 6.9%
10,260	Celgene Corp. *	1,496,113
8,350	Illumina, Inc. *	1,663,320
5,065	Vertex Pharmaceuticals, Inc. *	770,083
		3,929,516
	CHEMICALS - 4.0%
11,195	Albemarle Corp.	1,525,991
21,060	Olin Corp.	721,305
		2,247,296
	COMMERCIAL SERVICES - 4.4%
24,970	Live Nation Entertainment, Inc. *	1,087,444
37,510	Quanta Services, Inc. *	1,401,749
		2,489,193
	COMPUTERS - 1.4%
21,000	Logitech International SA	765,660

	ELECTRONICS - 3.7%
53,645	Trimble, Inc. *	2,105,566

	ENVIRONMENTAL CONTROL - 2.5%
19,965	Waste Connections, Inc.	1,396,751

	HEALTHCARE-PRODUCTS - 7.5%
9,635	Align Technology, Inc. *	1,794,712
2,338	Intuitive Surgical, Inc. *	2,445,267
		4,239,979
	HEALTHCARE-SERVICES - 2.4%
14,195	Quintiles IMS Holdings, Inc. *	1,349,519

	HOME BUILDERS - 2.5%
11,075	Thor Industries, Inc.	1,394,453

	INTERNET - 10.8%
6,135	Alibaba Group Holding Ltd. *	1,059,576
1,700	Amazon.com, Inc. *	1,634,295
8,540	Facebook, Inc. *	1,459,230
10,915	Netflix, Inc. *	1,979,435
		6,132,536

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2017

Shares		Fair Value

	MACHINERY-DIVERSIFIED - 3.0%
15,645	Cognex Corp.	$1,725,331

	MINING - 2.1%
25,640	Alcoa Corp. *	1,195,337

	PACKAGING & CONTAINERS - 1.9%
19,195	WestRock Co.	1,088,932

	SEMICONDUCTORS - 10.3%
35,850	Applied Materials, Inc.	1,867,427
2,000	Broadcom Ltd.	485,080
50,000	Micron Technology, Inc. *	1,966,500
8,380	NVIDIA Corp.	1,498,093
		5,817,100
	SOFTWARE - 22.8%
38,351	Activision Blizzard, Inc.	2,474,023
13,850	Adobe Systems, Inc. *	2,066,143
21,905	Electronic Arts, Inc. *	2,586,104
11,320	salesforce.com, Inc. *	1,057,514
15,500	Take-Two Interactive Software, Inc. *	1,584,565
27,615	Veeva Systems, Inc. *	1,557,762
14,380	Vmware, Inc. *	1,570,152
		12,896,263
	TRANSPORTATION - 1.8%
4,530	FedEx Corp.	1,021,877

	TOTAL COMMON STOCKS (Cost $43,952,975)	56,179,689

	SHORT-TERM INVESTMENTS - 0.1%
63,788	Federated Treasury Obligations Fund, Institutional Shares, 0.87% **	63,788
	(Cost $63,788)

	TOTAL INVESTMENTS - 99.3% (Cost $44,016,763) (a)	$56,243,477
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	406,761
	TOTAL NET ASSETS - 100.0%	$56,650,238

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,020,535 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$12,284,431
Unrealized depreciation	$(61,489)
Net unrealized appreciation	$12,222,942

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$44,016,763
At fair value	$56,243,477
Receivable for Fund shares sold	5,115
Dividends and interest receivable	11,399
Cash	8,656
Receivable for securities sold	2,516,934
Prepaid expenses	40,159
TOTAL ASSETS	58,825,740

LIABILITIES
Payable for investments purchased	2,089,075
Payable for Fund shares redeemed	14,752
Investment management fees payable	27,944
Distribution (12b-1) fees payable	11,615
Fees payable to related parties	4,947
Accrued expenses and other liabilities	27,169
TOTAL LIABILITIES	2,175,502
NET ASSETS	$56,650,238

Composition of Net Assets:
Paid in capital	$37,763,027
Accumulated net realized gain from investment transactions	6,660,497
Net unrealized appreciation of investments	12,226,714
NET ASSETS	$56,650,238

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,952,980
Shares of beneficial interest outstanding (a)	101,971
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$19.15
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$20.32

Class C Shares:
Net Assets	$27,143
Shares of beneficial interest outstanding (a)	1,491
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$18.20

Class I Shares:
Net Assets	$54,670,115
Shares of beneficial interest outstanding (a)	2,811,346
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$19.45

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $451)	$300,098
Interest	3,520
TOTAL INVESTMENT INCOME	303,618

EXPENSES
Investment management fees	492,867
Distribution (12b-1) fees:
Class A	5,033
Class C	235
Administration fees	84,363
Management services fees	55,336
Registration fees	30,925
Non 12b-1 shareholder servicing fees	28,902
Compliance officer fees	20,167
Legal fees	13,219
Audit fees	12,744
Printing and postage expenses	11,300
Custodian fees	8,370
Trustees fees and expenses	5,666
Insurance expense	656
Other expenses	1,837
TOTAL EXPENSES	771,620

Less: Fees waived by the Manager	(148,862)
NET EXPENSES	622,758

NET INVESTMENT LOSS	(319,140)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	7,327,150
Net change in unrealized appreciation on:
Investments	4,659,185

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	11,986,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,667,195

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment loss	$(319,140)	$(228,160)
Net realized gain from investments	7,327,150	3,160,488
Net change in unrealized appreciation on investments	4,659,185	2,857,307
Net increase in net assets resulting from operations	11,667,195	5,789,635

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(124,634)	(421,404)
Class C	(1,279)	(1,192)
Class I	(2,466,732)	(1,856,722)
Net decrease in net assets from distributions to shareholders	(2,592,645)	(2,279,318)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	191,666	1,036,590
Class I	7,025,437	17,177,730
Net asset value of shares issued in reinvestment of distributions:
Class A	43,271	353,522
Class C	1,279	1,076
Class I	1,545,630	856,243
Payments for shares redeemed:
Class A	(947,095)	(8,566,130)
Class C	—	(6,177)
Class I	(6,655,309)	(11,560,855)
Net increase (decrease) in net assets from shares of beneficial interest	1,204,879	(708,001)

TOTAL INCREASE IN NET ASSETS	10,279,429	2,802,316

NET ASSETS
Beginning of Year	46,370,809	43,568,493
End of Year *	$56,650,238	$46,370,809
* Includes accumulated net investment loss of:	$—	$(140,110)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
SHARE ACTIVITY
Class A:
Shares Sold	11,182	72,388
Shares Reinvested	2,866	23,273
Shares Redeemed	(57,376)	(575,917)
Net decrease in shares of beneficial interest outstanding	(43,328)	(480,256)

Class C:
Shares Reinvested	88	73
Shares Redeemed	—	(438)
Net increase (decrease) in shares of beneficial interest outstanding	88	(365)

Class I:
Shares Sold	416,600	1,126,613
Shares Reinvested	101,022	55,781
Shares Redeemed	(396,288)	(737,124)
Net increase in shares of beneficial interest outstanding	121,334	445,270

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.16	$15.06	$15.50	$13.84	$11.74
Income (loss) from investment operations:
Net investment loss (3)	(0.14)	(0.11)	(0.14)	(0.14)	(0.10)
Net realized and unrealized gain on investments	4.04	1.90	0.88	1.95	2.21
Total from investment operations	3.90	1.79	0.74	1.81	2.11
Less distributions from:
Net realized gains	(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Total distributions	(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Net asset value, end of year	$19.15	$16.16	$15.06	$15.50	$13.84
Total return (1)	25.66%	12.15%	4.68%	13.16%	18.01%
Net assets, at end of year (000s)	$1,953	$2,348	$9,419	$9,433	$7,946
Ratio of gross expenses to average net assets (2)(4)	1.80%	1.71%	1.77%	1.76%	1.94%
Ratio of net expenses to average net assets (4)	1.50%	1.50%	1.50%	1.50%	1.75%
Ratio of net investment loss to average net assets (4)(5)	(0.87)%	(0.71%)	(0.88%)	(0.91%)	(0.82%)
Portfolio Turnover Rate	125%	149%	94%	88%	78%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.52	$14.59	$15.16	$13.64	$11.66
Income (loss) from investment operations:
Net investment loss (3)	(0.26)	(0.21)	(0.25)	(0.24)	(0.21)
Net realized and unrealized gain on investments	3.85	1.83	0.86	1.91	2.20
Total from investment operations	3.59	1.62	0.61	1.67	1.99
Less distributions from:
Net realized gains	(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Total distributions	(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Net asset value, end of year	$18.20	$15.52	$14.59	$15.16	$13.64
Total return (1)	24.68%	11.35%	3.88%	12.32%	17.10%
Net assets, at end of year (000s)	$27	$22	$26	$9	$55
Ratio of gross expenses to average net assets (2)(4)	2.55%	2.46%	2.52%	2.51%	2.69%
Ratio of net expenses to average net assets (4)	2.25%	2.25%	2.25%	2.25%	2.50%
Ratio of net investment loss to average net assets (4)(5)	(1.63)%	(1.44%)	(1.63%)	(1.66%)	(1.65%)
Portfolio Turnover Rate	125%	149%	94%	88%	78%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$16.36		$15.20	$15.60	$13.89	$11.75
Income (loss) from investment operations:
Net investment loss (3)	(0.11)		(0.06)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain on investments	4.11		1.91	0.88	1.96	2.22
Total from investment operations	4.00		1.85	0.78	1.86	2.15
Less distributions from:
Net realized gains	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)
Total distributions	(0.91)		(0.69)	(1.18)	(0.15)	(0.01)
Net asset value, end of year	$19.45		$16.36	$15.20	$15.60	$13.89
Total return (1)	25.97	% (6)	12.45%	4.92%	13.47%	18.33%
Net assets, at end of year (000s)	$54,670		$44,001	$34,123	$17,024	$14,056
Ratio of gross expenses to average net assets (2)(4)	1.55%		1.46%	1.52%	1.51%	1.69%
Ratio of net expenses to average net assets (4)	1.25%		1.25%	1.25%	1.25%	1.50%
Ratio of net investment loss to average net assets (4)(5)	(0.64)%		(0.42%)	(0.64%)	(0.66%)	(0.56%)
Portfolio Turnover Rate	125%		149%	94%	88%	78%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

JAG LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty-two series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2017, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$56,179,689	$—	$—	$56,179,689
Short-Term Investments	63,788	—	—	63,788
Total	$56,243,477	$—	$—	$56,243,477

(a)	As of and during the year ended September 30, 2017, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)        Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2017, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2014 September 30, 2016, or expected to be taken in the Fund’s September 30, 2017 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)        Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

JAG LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

d)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)        Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)        Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2017, there were no CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$61,261,188	$65,407,247

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of the Management Agreement with the Trust on behalf of the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the fiscal year ended September 30, 2017, management fees of $492,867 were incurred by the Fund, before the waiver and reimbursement described below.

JAG LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, 1.25% for Classes A, C, and I of the Fund’s average daily net assets through September 30, 2017. Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the fiscal year ended September 30, 2017, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $148,862. As of September 30, 2017, the manager may recapture $76,646 before September 30, 2018, $107,699 before September 30, 2019 and $148,862 before September 30, 2020 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the fiscal year ended September 30, 2017, the Fund incurred $55,336 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $38,651 in brokerage commissions from the Fund for the fiscal year ended September 30, 2017. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year. The fees paid to the Trustees are paid in fund shares.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the fiscal year ended September 30, 2017, the Fund incurred $20,167 for such fees.

JAG LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the fiscal year ended September 30, 2017, J.A. Glynn & Co., an affiliated broker, received $0 in underwriter commissions from the sale of shares of the Fund.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$—	$—
Long-Term Capital Gain	2,592,645	2,279,318
	$2,592,645	$2,279,318

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,323,334	$5,340,935	$—	$—	$—	$12,222,942	$18,887,211

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for C-Corporation return of capital distributions, resulted in reclassification for the fiscal year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$459,250	$(459,250)

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of JAG Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of JAG Large Cap Growth Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, (the “Fund”) including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JAG Large Cap Growth Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

JAG LARGE CAP GROWTH FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,161.30	$8.13	1.50%
Class C	1,000.00	1,157.00	12.17	2.25
Class I	1,000.00	1,163.30	6.78	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,017.55	$7.59	1.50%
Class C	1,000.00	1,013.79	11.36	2.25
Class I	1,000.00	1,018.80	6.33	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

JAG LARGE CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
September 30, 2017

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

JAG LARGE CAP GROWTH FUND
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2017

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	54	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, 2016 to present

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	41	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	41	Variable Insurance Trust since 2010

JAG LARGE CAP GROWTH FUND
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 -Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016;	41	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 -2012.	N/A	N/A

Aaron Smith 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
JAG Large Cap Growth Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
JAG Large Cap Growth Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2017 and 2016 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2017 and 2016 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: November 29, 2017